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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
January 20, 2000 (January 11,2000)


                                 MANGOSOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                      33-93994                87-0543565
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(State or Other Jurisdiction)  (Commission File Number)    (I.R.S. Employer
                                                           Identification No.)

1500 West Park Drive, Suite 190, Westborough, MA                     01581
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:       (508) 871-7397
                                                     --------------------------









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Item 4.           Changes in Registrant's Certifying Accountant.

         On January 11, 2000, MangoSoft, Inc. (the "Company") dismissed its then current independent accountant, David T. Thomson P.C. ("Thomson"). The decision to change independent accountants was recommended by the Company's Audit Committee and approved by the Board of Directors of the Company on October 14, 1999. The Company appointed Deloitte & Touche ("D&T") as its independent accountant as of January 11, 2000.

         The Company's change in independent accountants is a result of the merger (the "Merger") of a wholly-owned subsidiary of First American Clock Co. ("First American") merged with MangoSoft Corporation, the Company's predecessor. The surviving corporation changed its name to "MangoSoft, Inc." Thomson was First American's accountant and D&T had been MangoSoft Corporation's accountant since inception. Since the Merger, the Company has been conducting the business previously conducted by MangoSoft Corporation and has appointed D&T as its independent accountant in order to ensure continuity.

         Thomson's report on the financial statements of First American for the fiscal years ended December 31, 1997 and December 31, 1998 did not contain an adverse opinion or disclaimer of opinion. Furthermore, such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. However, Mr. Thomson's reports for the fiscal years ended December 31, 1997 and December 31, 1998 contained doubt about First American's ability to continue as a going concern.

         During fiscal years ended December 31, 1998 and December 31, 1999, there were no disagreements between First American and Thomson on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure which, if not resolved to the satisfaction of Thomson, would have caused Thomson to make reference to the subject matter of the disagreement in connection with its reports.

         During fiscal years ended December 31, 1998 and December 31, 1999, the Company consulted with D&T regarding the application of accounting principles involved in the Merger, and subsequent events, and the Company's Form 10-QSB, as filed with the Securities and Exchange Commission on November 19, 1999. The long-standing relationship between MangoSoft Corporation and D&T and the advice rendered by D&T to the Company in connection with the accounting treatment of the Merger and related filings were important factors considered by the Company in reaching a decision as to the respective accounting, auditing or financial issues involved in these transactions and filings.

Item 7.           Exhibits.

          The Company shall file a letter from David T. Thomson P.C. not later than 10 days after the date of this Report.


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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       MANGOSOFT, INC.



                       By:      /s/ Robert Parsons
                             ---------------------------------------------------
                             Name:  Robert Parsons
                             Title: Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Dated:  January 20, 2000